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                                                                  EXHIBIT 10 (a)
INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement No. 333-31248 of Sun Life of Canada (U.S.) Variable Account F on Form N-4 of our report dated February 9, 2001 accompanying the financial statements of Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, and Regatta Flex 4 Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F and of our report dated February 9, 2001 accompanying the financial statements of Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, and Futurity Select Four Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F appearing in each of the Statements of Additional Information, which are part of such Registration Statement, to the use of our report dated February 7, 2001 accompanying the financial statements of Sun Life Assurance Company of Canada (U.S.) appearing in each of the Statements of Additional Information, which are part of such Registration Statement, and to the incorporation by reference of our report dated February 7, 2001 appearing in the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 2000.

We also consent to the references to us under the headings "Accountants" and "Appendix I - Condensed Financial Information - Accumulation Units Values" in such Prospectuses and under the heading "Financial Statements" in such Statements of Additional Information.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

April 23, 2001